Consolidated Statements of Earnings - USD ($)	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Net sales	$ 81,631,382	$ 108,322,780
Costs and expenses:
Cost of products sold	76,937,738	103,244,712
Selling, general and administrative	4,670,273	4,453,292
Costs and expenses, total	81,608,011	107,698,004
EARNINGS FROM OPERATIONS	23,371	624,776
Interest and other income	375,310	61,040
EARNINGS BEFORE INCOME TAXES	398,681	685,816
Income taxes:
Current	325,825	680,842
Deferred taxes	(221,144)	(377,356)
Total	104,681	303,486
NET EARNINGS	$ 294,000	$ 382,330
Weighted average number of common shares outstanding:
Weighted average common shares (in shares)	6,799,444	6,799,444
Weighted average common shares and common share equivalents (in shares)	6,799,444	6,799,444
Net earnings per share:
Basic (in dollars per share)	$ 0.04	$ 0.06
Diluted (in dollars per share)	$ 0.04	$ 0.06